Exhibit 99.1

Management Presentation June 2015 Nasdaq: ZAZA

Forward Looking Statements. This presentation and other written or oral statements made by or on behalf of ZaZa Energy Corporation (the “Company”) contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, including without limitation, statements and projections regarding the Company’s future financial position, operations, performance, business strategy, returns, budgets, reserves, levels of production and costs, statements regarding future commodity prices and statements regarding the plans and objectives of the Company’s management for future operations, are forward looking statements. The Company’s forward looking statements are typically preceded by, followed by or include words such as “will,” “may,” “could,” “would,” “should,” “likely,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “goal,” “project,” “plan,” “intend” and similar words or expressions. The Company’s forward looking statements are not guarantees of future performance and are only predictions and statements of the Company’s beliefs based on assumptions that may prove to be inaccurate. Forward looking statements involve known, unknown or currently unforeseen risks and uncertainties that may be outside of the Company’s control and may cause the Company’s actual results and future developments to differ materially from those projected in, and contemplated by, such forward looking statements. Risks, uncertainties and other factors that could cause the Company’s actual results to materially differ from the expectations reflected in the Company’s forward looking statements include, without limitation, our registered public accounting firm for the year ended December 31, 2014 expressing doubt about our ability to continue as a going concern and our ability to maintain sufficient liquidity and continue as a going concern; our ability to consummate transactions to refinance our 10.00% Senior Secured Notes and to exchange our 9.00% Convertible Senior Notes due 2017 and our 8.00 Subordinated Notes due 2017 for equity; requirements to repurchase our 10.00% Senior Secured Notes due 2017 or our 9.00% Convertible Senior Notes due 2017; our substantial level of indebtedness; the impact of our current financial condition on our business operations and prospects; fluctuations in the prices for, and demand for, oil, natural gas and natural gas liquids; our ability to raise necessary capital in the future; problems with our joint ventures or joint venture partners; exploratory risks associated with new or emerging oil and gas formations; risks associated with drilling and operating wells; inaccuracies and limitations inherent in estimates of oil and gas reserves; and any other factors or risks listed in the reports and other filings that the Company has filed and may file with the Securities and Exchange Commission (the “SEC”). Any forward looking statements made by the Company in this presentation and in other written and oral statements are based only on information currently available to the Company and speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any of its forward looking statements, whether as a result of new information, future developments or otherwise. Market & Industry Data. The market and industry data contained in this presentation and other written or oral statements made by or on behalf of the Company are based on management’s own estimates, internal company research, surveys and studies conducted by third parties and industry and general publications, and in each case, are believed by management to be reasonable estimates. The Company has not independently verified market and industry data from third party sources. This data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market or industry data. As a result, you should be aware that market and industry data set forth herein, and estimates and beliefs based on such data, may not be reliable. Cautionary Note. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms (and price and cost sensitivities for such reserves), and prohibits the disclosure of resources that do not constitute such reserves. This presentation and other written or oral statements made by or on behalf of the Company may contain certain terms, such as resource potential and exploration target size, that are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. SEC guidelines strictly prohibit the Company from including such estimates in filings with the SEC. Investors are encouraged to consider closely the disclosure in our reports and other filings that the Company has filed and may file with the SEC, all of which are available on our website at www.zazaenergy.com or by written request to ZaZa Energy Corporation, Attn. Investor Relations, 1301 McKinney Street, Suite 2800, Houston, Texas 77010. Nasdaq: ZAZA

Nasdaq: ZAZA 3 Executive Summary

Company Snapshot

AN EMERGING EAGLE FORD EAST PRODUCER

ZAZA ENERGY CORPORATION

Overview

- **ZaZa Energy Corporation ("ZaZa" or the "Company") is an E&P company focused primarily in the Eagle Ford East trend in East Texas and the Eagle Ford trend in South Texas**
  - ~41,400 net acres (6,925 HBP) in the Eagle Ford East and Lower Cretaceous windows
  - Proved reserves of 1.0 MMBoe and proved PV-10 of $8.2 million
  - Significant undeveloped acreage and Proved Undeveloped reserves for development
  - 1Q15 net production (Boe/d): ~550
  - 2015 capex plan includes 6 - 8 vertical Buda Rose stack and frac wells in Walker county

Key Statistics

Stock Price (5/29/2015)	$1.37
52 Week High / Low	$10.60 - $1.22
Common Shares Outstanding (4/30/2015)	13.3 MM
Public Float	5.3 MM
Average Daily Volume (3 Month)	95,976
Market Capitalization	$18.2 MM
Insider & Employee Holdings	57%
Fiscal Year End	December 31
Headquarters	Houston, TX
Nasdaq Ticker	ZAZA

Nasdaq: ZAZA

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Asset Overview Nasdaq: ZAZA 5 Acreage Overview Asset Map Developed Total Total (HBP) Undeveloped Region Gross Acres Net Acres Net Acres Net Acres ZaZa - EOG East Texas 139,288 31,601 6,925 24,676 ZaZa East Texas Expansion 9,751 9,751 - 9,751 ZaZa - Sabine (Sweethome) 3,373 862 537 325 ZaZa South Texas Eagle Ford 5,350 2,771 1,398 1,373 Total 157,762 44,985 8,860 36,125 PREMIER ACREAGE POSITION County Legend Walker, Madison, Grimes Houston, Leon, Trinity Dewitt, Lavaca McMullen, Lavaca ZaZa Headquarters Acreage Status Region Status Commentary ZaZa - EOG East Texas ~20% HBP • Majority in primary term (3 + 2) • 2015 expiration - $3.6MM net to ZaZa • 2016 expiration - $3.6MM net to ZaZa • 2017 expiration - $1.5MM net to ZaZa • HBP with 43 wells ZaZa East Texas Expansion Leased 2H 2014 • Initial primary term (4 + 2) ZaZa - Sabine (Sweethome) ~60% HBP • HBP with 3 wells ZaZa South Texas Eagle Ford ~50% HBP • HBP with 2 wells

Corporate Timeline

EXPERIENCED TEAM FOR A SUCCESSFUL GO-FORWARD DRILLING PROGRAM

ZAZA ENERGY CORPORATION

March 2009
Company founded
ZAZA ENERGY

Early 2010
Enters Eagle Ford JV with Hess

November 2010
Company leases 98,413 gross Eagle Ford acres via Hess JV; completes first EF well

August 2011
Establishes East Texas gross acreage of 32,000

November 2011
Successful handoff of operations to Hess in Cotulla

February 2012
Completes reverse merger with public Toreador Resources

March 2012
Initiates 40K net acre East Texas JV with Range Resources. ZaZa operates

July 2012
Exits Hess JV for $84mm cash + Eagle Ford acres + ORRI in Paris Basin

March 2013
Enters East Texas JEDA & JOA with EOG

April 2013
Sells Moulton properties to Sanchez for $9.2mm

July 2013
Sells remaining Moulton assets to Sanchez for $28.8mm

September 2013
Announces Sweet Home JV with Sabine

October 2013
EOG JEDA & JOA accelerated by EOG and ZaZa receives interest in Bluestone wells

March 2014
ZaZa contributes remaining East Texas AMI Acreage to EOG JEDA & JOA

July 2014
$4.5mm equity raise

August 2014
East Texas JV agreements with Quantum for $11mm

November 2014
East Texas technical accomplishments
- Evaluated 122 intervals in 14 EF and Lower Cretaceous wells
- Gathered ~900' of core in 5 productive zones across acreage
- Gathered more than 250 side wall cores

January 2015
EOG JEDA expired 12/2014; ZaZa now has right to propose new development wells

February 2015
High grading campaign
- 70k high graded acres
- 28k HBP acres
- 56 planned wells to HBP tier I acreage

February 2015 - Present
Proposed to EOG first three wells of 56 well tier I HBP drilling program. Commenced construction on first location

March 2015
Began converting convertible notes

April 2015
$2.5mm equity raise

2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015

Senior Secured Notes Principal Amount after Paydowns:	$100mm (02/12)	$33.2mm (02/13)	$26.8mm (07/13)	$15mm (03/14)	$13.9mm (09/14)

Nasdaq: ZAZA
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Recent Milestones & Pro Forma Capitalization

POSITIONING FOR ACCELERATED VALUE CREATION

ZAZA ENERGY CORPORATION

- ✓ $2.5 million preferred stock transaction
- ✓ Converted some of our $29MM of Convertible Notes
- ✓ Proxy vote to convert entire $48.3MM of Subordinated Notes into common stock
- ✓ Proposed to EOG first three wells of 56 well tier I HBP drilling program and permitted/commenced operation on first location (expected to spud July 2015)
- ✓ Expect debt to be reduced by ~40% within 60 days

Pro Forma Capitalization Table

($ in millions)	3/31/2015	Preferred Stock, Refinancing & Debt Conversion	Pro Forma 7/31/2015
Cash and Cash Equivalents	$1.1	$7.8 [1]	$8.9
10% Senior Secured Notes due 2/21/2017	$13.9	($13.9) [2]	$0.0
9% Convertible Senior Notes due 8/1/2017	40.0		40.0
8% Subordinated Notes due 8/17/2017	48.3	(48.3)	0.0
New Debt	0.0	20.0 [2]	20.0
Total Debt	$102.2		$60.0
Convertible Preferred Stock	$0.0	$2.5	$2.5
Common Shares Outstanding	13.3	35.2 [3]	48.5
Market Capitalization [3]	$18.2		$66.5
Total Capitalization	$120.4		$129.0
Total Debt / Total Capitalization	84.9%		46.5%

1 Excludes new financing fees

2 The total cost for extinguishing all of the Senior Secured Notes is $14.7MM. The Company is currently discussing a refinancing of the Senior Secured Notes with potential sources of capital and holders of the Senior Secured Notes

3 Based on current stock price as of 5/29/2015 without calculating other factors that may impact our stock price

Nasdaq: ZAZA 7

2H 2015 Capex Budget Nasdaq: ZAZA 8 Initiate 4Q 2015 capex budget of $15 $30MM Assumes additional liquidity 3Q 2015 Capex Budget Project Cost ($MM) Butch T Vertical Buda Rose New Drill $3.6 Carolina Reaper Vertical Buda Rose New Drill 3.6 Josey Wales 1H Horizontal Buda Recompletion 2.0 Contingency 0.8 Total 3Q 2015 Capex Budget $10.0 TIER I HBP DRILLING PROGRAM

Reserves Overview Nasdaq: ZAZA 9 SPRINGING VALUE W/ LIQUIDITY CREATES NEAR & LONG TERM UPSIDE Reserve Summary 1 Oil NGL Gas Total PV-10 (MBbls) (MBbls) (MMcf) (MBoe) % Liquids ($ MM) Proved Developed Producing 173.2 175.9 1,671.5 627.7 55.6% $7.3 Proved Developed Non-Producing 0.0 - 104.9 17.5 0.2% - Proved Undeveloped 87.5 107.1 704.6 312.0 62.4% 0.9 Total 260.7 283.0 2,481.0 957.2 56.8% $8.2 Proved Undeveloped - with additional liquidity 2 12,001.3 7,354.6 49,442.7 27,596.3 70.1% 300.2 Pro Forma Total 12,262.0 7,637.6 51,923.7 28,553.6 69.7% $308.4 1 As of December 31, 2014 and prepared by Ryder Scott; Oil $63.74/Bbl, NGLs $33.88/Bbl, Gas $3.75/Mcf 2 As of June 1, 2015 and based on internal es timates . Includes value from 108 vertical Buda-Rose wells (8 wells planned for 2015 & 100 PUD locations). PV-10 value is an average based on different partner elections and drilling cos ts . Pricing based on Oil $66.25/Bbl, NGLs $18.00/Bbl, Gas $3.20/Mcf Third party engineering firm to run a mid-year reserve report as of June 30, 2015 (Current reserves do not give $300MM of springing proved reserves value potential)

Investment Highlights

MAXIMIZING SHAREHOLDER VALUE

ZAZA ENERGY CORPORATION

Reserves & Production	➢ 1.0 MMBoe Total Proved Reserves: 543.7 MBbls (57% liquids); $8.2 mm PV-10[1] ➢ Proved Developed reserves of 645.2 MBoe, $7.3 mm PV-10[1] ➢ Current production of ~550 Boe/d
Top Tier Acreage in Core Eagle Ford East	➢ 31,601 net acres in Walker, Madison and Grimes counties, the core of the Eagle Ford East ➢ 9,751 net acres in Houston, Leon and Trinity counties ➢ 3,633 net acres in Dewitt, Lavaca and McMullen counties ➢ 44,985 total net acres (8,860 HBP) in the Eagle Ford East and Eagle Ford trends ➢ Offset producers include Anadarko, Apache, Contango Oil & Gas, Devon Energy, Encana, Energy & Exploration Partners, EOG Resources, Gastar Exploration, Halcon Resources, New Gulf Resources, Sequitur, SM Energy and XTO
Premier Operating Partners	➢ Partnered with one of the leading operators, EOG Resources, with whom the Company has an AMI and JOA covering 139,300 gross / 31,601 net acres in Walker, Madison & Grimes counties ➢ Historical EOG JV included multiple stages and substantial carry values and has accelerated the technical learning curve with 122 individual zones tested ➢ The Company has the ability to propose wells to EOG for drilling beginning January 2015
Significant Drilling and Development Potential	➢ Significant undeveloped acreage position and downspacing opportunities ➢ Potential to book 108 additional Buda Rose wells if the Company is fully capitalized ➢ Drilling three Buda Rose wells will more than double 12/31/14 proved reserves with ~$10 mm in deployed capital[2] ➢ 1,766 VT Buda Rose locations based on 80 acre spacing in Walker, Madison & Grimes counties ➢ 416 HZ Eagle Ford locations based on 320 acre spacing in Walker, Madison & Grimes counties ➢ 870 HZ Buda, Kiamichi and Goodland locations (320 acre spacing) in Walker, Madison & Grimes counties ➢ High MMBtu / rich gas (1,200 – 1,500) in multiple zones
Experienced Team	➢ Average of 25+ years of experience ➢ Technical team has collectively participated in the drilling and completion of over 5,500 wells

(1) Reserves as of December 31, 2014, assuming $63.74 oil and $3.75 gas prices.
(2) Based on internal estimates

Nasdaq: ZAZA

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Proven Commercial Leadership 11 Todd Brooks (Founder, Executive Director, President & CEO) . Founded ZaZa Energy, LLC in 2009 with $500k and four employees. Led company into multiple, scaled drilling and development JVs in the Eagle Ford trends. Took ZaZa public via reverse merger in early 2012 . Principal of Neuhaus Brooks Investments of Texas, LLC, a company making strategic energy investments across multiple geographic regions . B.A. in Economics from Vanderbilt University; J.D. from South Texas College of Law SIGNIFICANT EXPERIENCE Ted Wicks (Executive Vice President) . Served as Head of Houston Energy Lending for Independent Bank Group, Director of Acquisitions and Divestitures at Cathexis Oil & Gas, and CEO and President of Blue Moon Energy, LLC . Previously held senior positions with leading commercial banks including RBC Capital Markets . 15+ years of energy industry operational and capital markets experience . BA in Accounting and Finance and MBA in Finance from University of St. Thomas Paul Jansen (Chief Financial Officer & Chief Accounting Officer) . Served as Chief Accounting Officer and Controller for Crimson Exploration Inc. . Previously with PricewaterhouseCoopers LLP in Houston, the Netherlands and the United Kingdom serving oil and gas clients in the United States and Europe, most recently as a senior manager assurance . M.S. in Finance from Maastricht University in Maastricht, the Netherlands . CPA in the State of Texas and the equivalent of a CPA in the Netherlands Scott Nowak (Land Manager) . Served as Executive Land Administrator for land service company Iron Will Energy, Inc. . Supervised large scale land projects throughout the United States and member of AAPL . Experienced Landman who has negotiated millions of dollars worth of leases, permits, surface-use agreements, etc. . B.S. in Biology from Mansfield University, PA and B.S. in Philosophy from University of Scranton, PA Scott Gaille (Chief Compliance Officer & General Counsel) . Served as Director Business Development for Occidental Oil & Gas Corporation . Formerly Vinson & Elkins LLP attorney & General Counsel of regulated investment company . Adjunct Professor at Rice University’s Graduate School of Business and Lecturer in Law at the University of Chicago Law School . B.A. in Government from the University of Texas with High Honors and elected to Phi Beta Kappa . J.D. from the University of Chicago with High Honors and Olin Fellow in Law and Economics

Seasoned Technical Team 12 SIGNIFICANT EXPERIENCE Stephen Jackson (Senior Geoscientist) . Served in acquisition and exploration roles at Mobil Oil, Houston Exploration and Fidelity . 35+ years experience in conventional and unconventional onshore Texas and Louisiana and offshore Gulf of Mexico, responsible for discoveries totaling 500 BCFG and 40 MMBO . Recent conventional generation efforts concentrated onshore Gulf Coast and Texas (Brazoria and Washington counties) . B.S. Geophysics from Texas A&M University Tara Seaman (Reservoir Engineer) . President and Owner at Radius Resources . 26 years experience at Swift Energy, most recently served as Vice President – Acquisitions, Dispositions and Reserves . B.S. Chemical Engineering from University of Houston . MBA from Pepperdine University Thomas Bowman (EVP Evaluation, Geology and Geophysics) . Served in various roles such as Evaluation Manager and Exploration Advisor at Aspect Abundant Shale, Bass Enterprises, Fina Oil and Chemical and Tenneco Oil Co. . Industry-recognized specialist in identification of resource plays and the utilization of geophysical advancements; involved in the completion of over 1,000 horizontal resource wells across a majority of US shale plays . B.S. from Montana College of Mineral Science and Technology; Licensed by the Texas Board of Professional Geoscientists Rod Guice (Drilling & Completion Engineering Manager) . Served in various senior engineering, management, and executive roles at Rendova Oil Company, El Paso E&P, Snyder Oil Corporation, Ensign Oil & Gas, LukOil-AIK, BHP Billiton and Admiral Bay USA . 35 years of international experience specializing in drilling, completion, workover, stimulation and production operations; reservoir management; artificial lift design, operation and troubleshooting . B.S. Petroleum Engineering from Louisiana Tech University Niko Anagnostopolous (Completions Engineer) . Prior to joining ZaZa, served as a Stimulation Field Engineer for Schlumberger and supervised treatments at stimulation consulting firm Sigma-Cubed . Successfully supervised over 1,800 fracs in his career . M.S. in Industrial Engineering from Northeastern University

Nasdaq: ZAZA 13 Corporate Strategy

Vertical versus Horizontal Development Strategy

POSITIONED FOR VERTICAL DRILLING PROGRAM SUCCESS

ZAZA ENERGY CORPORATION

Our Corporate Strategy Focuses on Unconventional Development of Conventional Reserves

Benefits of Vertical Stack and Frac Program

- HBP up to 704 acre units
- Lower execution and operational risks
- Minimizes drilling & completion costs (~$3MM AFE)
- Highly economic in a low price commodity environment
- Drilling through Glen Rose formation (~13,000') to hold all depths
- Multi-stacked pay potential (comingled 7+ stage stack and frac completion)

Benefits & Considerations of Horizontal Program

Benefits

- Larger EUR
- Potentially higher returns

Considerations

- Drilling does not hold all depths
- More complicated and higher drilling & completion costs (~$8MM AFE)
- Higher mechanical failure risk

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East Texas Development Targets Nasdaq: ZAZA INITIATING BUDA ROSE VERTICAL WELL DRILLING PROGRAM W 8300 8400 8500 8600 8700 8800 8900 9000 9100 9200 9300 9400 9500 9600 9700 9800 9900 10000 10100 10200 10300 10400 10500 10600 10700 10800 10900 11000 11100 11200 11300 11400 11500 11600 1700 0 300 GR [GAPI] (CTR) 0.2 2000 RT90 [ohmm] 0.45 -0.15 DPHI [%] 0.45 -0.15 NPHI [CFCF] 20 20000 TOTAL_GASES 1,000’ Austin Chalk Woodbine Dexter Sands Lower Eagle Ford Buda Georgetown Kiamichi Goodland/Edwards Paluxy Glen Rose A Glen Rose B Glen Rose C Glen Rose D Glen Rose E Glen Rose G Vertical Options Horizontal Options Oil Volitile Oil/Wet Gas Data based on Burk Royalty Co. LTD – Etheridge #1 42-225-31198, Houston Co., TX 2,200’ Horizontal Wells 17-25 multi-stage completion EOG has permitted three well pad targets: Horizontal Buda Horizontal Kiamichi Horizontal Goodland Planned Development - Vertical Lower Cretaceous (“Buda Rose”) Wells Comingled 7+ stage Stack and Frac completion

Potential Well Locations & Illustrative Well Economics 16 Nasdaq: ZAZA Potential Well Locations Gross Spacing Area Locations (Acres) Direction Counties Buda Rose 1766 80 Vertical Walker, Madison, Grimes Eagle Ford 416 320 Horizontal Walker, Madison, Grimes Buda 394 320 Horizontal Walker, Madison, Grimes Kiamichi 238 320 Horizontal Walker, Madison, Grimes Goodland 238 320 Horizontal Walker, Madison, Grimes Vertical Buda-Rose Well Economics SIGNIFICANT DRILLING AND DEVELOPMENT POTENTIAL 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 1 20 39 58 77 96 115 134 153 172 191 210 229 248 267 286 305 324 343 362 Gross Monthly Production (Boe) Month Vertical Buda Rose Type Curve $3.6MM D&C Scenario $3.0MM D&C Scenario Vertical Buda-Rose Wells 1 Vertical Buda-Rose Wells 1 100% WI 25% WI 100% WI 25% WI Wellhead Volumes Gas (MMcf) 1,156 1,156 1,156 1,156 Oil (MBbls) 226 226 226 226 Total (MBoe) 419 419 419 419 Gas Shrink (%) 20.0% 20.0% 20.0% 20.0% NGL Yield (Bbls/MMcf) 119 119 119 119 Net Sales Volumes (EUR) 2 Gas (MMcf) 694 173 694 173 Oil (MBbls) 169 42 169 42 NGL (MBbls) 103 26 103 26 Total (MBoe) 388 97 388 97 Gross Well Cost ($M) $3,600 $3,600 $3,000 $3,000 Operating Expenses Total Opex / Well / Month ($) $6,072 $6,072 $6,072 $6,072 Pricing Gas ($ / Mcf) 3 $3.20 $3.20 $3.20 $3.20 Oil ($ / Bbl) 4 $66.25 $66.25 $66.25 $66.25 NGL ($ / Bbl) 5 $18.00 $18.00 $18.00 $18.00 Interest Net Revenue Interest (%) 75.0% 18.8% 75.0% 18.8% Taxes Severance, Oil (%) 4.6% 4.6% 4.6% 4.6% Severance, Gas and NGL (%) 7.5% 7.5% 7.5% 7.5% Ad Valorem (%) 2.5% 2.5% 2.5% 2.5% Single Well IRR 62.1% 62.1% 83.0% 83.0% Single Well PV-10 ($M) $5,432 $1,375 $5,670 $1,525 Single Well Discounted ROI 2.5x 2.5x 2.9x 3.0x 1 Type curve based on 9 Buda-Rose wells that ZaZa participated in area 2 EUR adjusted for Net Revenue Interest 3 $3.50 Mcf Henry Hub and -$0.30 Mcf differential 4 $60.00 Bbl WTI and +$6.25 Bbl differential 5 NGL pricing based on 30% of WTI oil

Recent Activity on Historic Mossy Grove Field Nasdaq: ZAZA 17 SIGNIFICANT DRILLING ON HIGH GRADED ACREAGE Legend Recent Wells / Locations New Gulf Wells / Locations ZaZa Acreage

Nasdaq: ZAZA 18 Technical Summary

Eagle Ford East Trend Nasdaq: ZAZA 19 . Shale play trends across Texas from the Mexican border up into East Texas, roughly 50 miles wide and 400 miles long with an average thickness of 250’ . It is Cretaceous in age resting between the Austin Chalk and the Buda Lime at a depth of approximately 4,000’ to 12,000’. The down-dip limits are currently defined by the Sligo shelf edge . Currently producing 1,974,703 Boe/d (January - March 2015)1 Key Points LARGE POTENTIAL RESOURCE PLAY 1 Source: Railroad Commission of Texas Production Data Query System

Eagle Ford East Competitors Nasdaq: ZAZA 20 PREMIER OFFSET PRODUCERS

Lease Acreage & Drilling Unit Maps

MATERIAL POSITION IN COMPETITIVE LANDSCAPE

ZAZA ENERGY CORPORATION


Eagle Ford East
APC
XTO
ZAZA
EOG
Leon-Houston-Trinity Development Area
ENXP
New Gulf
XTO
Sequitur
ZAZA
APC
ZAZA
Juneau
EOG
Grisham 1
IP-30: 675 Boe/d
Vick "B" Unit 1
IP-30: 2,311 Boe/d
XTO
Laura Unit 1
IP-30: 570 Boe/d
Sequitur
WAC
Silver Oak
Colburn 3H
IP-30: 585 Boe/d
ZAZA-EOG
EOG
SM
HK
McAdams 1H
IP-30: 929 Boe/d
Toby
IP-30: 488 Boe/d
Walker Development Area
APC
EOG
APC
APA
EOG

Nasdaq: ZAZA

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Regional Woodbine/Eagle Ford Cross Section (West-East) 22 HALCON CRIMSON EOG SM ENERGY ZAZA/EOG

Regional Lower Cretaceous Cross Section (North-South) 23 BUDA 175 BOPD & 770 MCFGPD DEXTER 63 BOPD & 450 MCFGPD BUDA 112 BOPD & 586 MCFGPD GLENROSE 252 BOPD & 1414 MCFGPD BUDA/GLENROSE 30 BOPD & 1939 MCFGPD Toby Unit#1 BUDA 50 BOPD & 3272 MCFGPD NORTH-SOUTH STRATIGRAPHIC CROSS SECTION Datumed on Kiamichi Shale ZAZA/EOG BURK/SEM Nasdaq: ZAZA

Most Likely Potential Area (Buda Rose) – 1,766 Locations Nasdaq: ZAZA 24 Buda, Georgetown, and Edwards Potential No Buda Tests (Possibly Productive) Fractured Core 1,766 80-Acre Vertical Locations Potential 80-Acre Location Buda Test

Most Likely Potential Area (Horizontal Eagle Ford) – 416 Locations Nasdaq: ZAZA 25 416 320-Acre Horizontal Locations Potential 320- Acre Horizontal Location Eagle Ford Test

Most Likely Potential Area (Horizontal Buda) - 394 Locations Nasdaq: ZAZA 26 Buda, Georgetown, and Edwards Potential No Buda Tests (Possibly Productive) Fractured Core 394 320-Acre Horizontal Locations Potential 320-Acre Horizontal Location Buda Test

Horizontal Buda Geomechanics Nasdaq: ZAZA 27 Depth Pressure Water Increasing Gas 1500’ Hydrocarbon Column Eagle Ford Shale L. Cretaceous Carbonates P Partially Breached Seal BUDA-EDWARDS IP 657 BOPD & 1919 MCFPD BUDA-EDWARDS IP 539 BOPD & 2504 MCFPD BUDA-EDWARDS IP 412 BO & 702 MCFPD BUDA-EDWARDS IP 400 BO & 7275 MCFPD BUDA HORIZONTAL IP30 529 BO & 2400 MCFPD Flexure Flexure Buda Fractures

Most Likely Potential Area (Horizontal Kiamichi) - 238 Locations Nasdaq: ZAZA 28 238 320-Acre Horizontal Locations Potential 320- Acre Horizontal Location Kiamichi Test KIAMICHI GEORGETOWN BUDA EDWARDS LIME EDWARDS SHALE

Most Likely Potential Area (Horizontal Goodland) - 238 Locations Nasdaq: ZAZA 29 238 320-Acre Horizontal Locations Potential 320- Acre Horizontal Location Edwards/Goodland Test

Credit Suisse Research Update

EAST TEXAS HIGHLIGHTS

ZAZA ENERGY CORPORATION

- Credit Suisse released a research update in February of 2015 where they discussed EOG and ZaZa's success in East Texas. Highlights of the update include:
  - EOG's Vick "B" Unit #1H discovery well is prolific judging by early production history:
    - On a two-stream basis, the well had an Initial Production (IP) rate for the first 30 days of 2,311 Boe/d, making it the most prolific well drilled in the Brazos Basin
    - More importantly, the well has produced over 570 MBoe in the first 13 months it has been online and still produces at an average daily rate in excess of 1,000 Boe/d
    - In the first 150 days, the well has produced 250 MBoe, far exceeding the initial rate of 120+ MBoe from a typical well within EOG's Eagle Ford shale franchise asset

Top 20 E TX Horizontal Wells (IP-30 Boe/d)


2,500
2,000
1,500
1,000
500
<-- EOG Buda Producer
Woodbine Producers
VICK 'B' UNIT
GATLIN
THOMASON A
SUTTON
DEAN
MOBLEY
CLF 1H
BERETTA
PANTHER 1H

Vick B Unit Well Performance


600,000
500,000
400,000
300,000
200,000
100,000
Cumulative BOE
3,000
2,500
2,000
1,500
1,000
500
Boe/d
1 2 3 4 5 6 7 8 9 10 11 12 13
Cumulative BOE Production
Avg. Monthly Mboe/d Production

Eagle Ford Wells: 150 Day Cum. Production


300
250
200
150
100
50
0
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Vick 'B' Unit
PXD
DVN
SFY
EOG
SM
ROSE
COP
EPE
MRO
PVA
ECA
TLM
MTDR
CHK
CRK
CRZO
APC
MUR
150d CUM (Mboe)
% Dry Gas

- Credit Suisse believes that a "zone of certainty" has been established and references EOG's participation in ZaZa's three vertical JV wells which have had impressive one year production results of 181 MBoe, 191 MBoe and 136 MBoe
  - Based on its analysis of these wells, Credit Suisse believes that at $55 oil and $3.50 gas, ZaZa's vertical wells achieve a pre-tax IRR greater than 25% and notes these wells are competitive even in a low price environment
- Credit Suisse notes an interesting "tell" due to a $300 million pipeline which was announced on January 26, 2015 to service East Texas producers despite the sharp decline in oil prices. The pipeline runs through EOG/ZaZa's acreage position
- Additionally, Energy Transfer has plans to build a $90 million gas processing plant in Houston county

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Recent Eagle Ford East Transactions Nasdaq: ZAZA 31 PRIVATE EQUITY PARTNERSHIPS

Recent Eagle Ford East Transactions Nasdaq: ZAZA 32 MERGERS & ACQUISITIONS

Nasdaq: ZAZA 33 ZaZa Energy Corporation Contacts Ted Wicks Executive Vice President 713 595 1913 ted.wicks@zazaenergy.com Tom Bowman EVP Evaluation, Geology and Geophysics 713 595 1903 thomas.bowman@zazaenergy.com